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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report  (Date of earliest event reported):
                               September 30, 1996

                          Commission File No.: 0-14685




                              GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)



                DELAWARE                                  51 - 0271821
     (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                   Identification No.)

      14800 CONFERENCE CENTER DRIVE
          SUITE 400, WESTFIELDS
           CHANTILLY, VIRGINIA                               20151
(Address of principal executive offices)                   (Zip Code)




       Registrant's telephone number, including area code: (703) 802-9200



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                      GENICOM CORPORATION AND SUBSIDIARIES
                                 FORM 8-K INDEX

 Item 2.            Acquisition Activities

                    On September 30, 1996, the registrant completed its acquisition of certain assets of Texas Instruments worldwide printer and related supplies business for approximately $27 million. The assets acquired include primarily accounts receivable and inventory. The purchase price will be funded from the Registrant's credit facilities and a promissory note held by Texas Instruments. The transaction will be accounted for as a purchase for financial reporting purposes. A copy of the Purchase Agreement is filed herewith as Exhibit 2.1.

                    The registrant published a press release regarding the transaction on October 2, 1996. A copy of such press release is included herein as Exhibits 99.1.

 Item 7.            Financial Statements and Exhibits

           (a)      Financial statements of business acquired:

                    The registrant has concluded that it is currently impracticable to file the required financial statements for this acquisition within this Form 8-K filing. The required omitted information will be filed in an amendment to this Form 8-K filing on or before December 13, 1996.

           (b)      Pro forma financial information:

                    The registrant has concluded that it is currently impracticable to file the required pro forma financial information for this acquisition within this Form 8-K filing. The required omitted information will be filed in an amendment to this Form 8-K filing on or before December 13, 1996.

           (c)      Exhibits

                    2.1  Asset Purchase Agreement dated July 22, 1996.

                    2.2 Amendment to Asset Purchase Agreement dated as of September 30, 1996

                    2.3 Subordinated Promissory Note dated September 30, 1996

                    2.4 Subordinated Guaranty and Security Agreement dated as of September 30, 1996

                    2.5 Pledge Agreement dated as of September 30, 1996

                    99.1 Press release dated October 2, 1996, published by the Registrant.





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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  GENICOM Corporation
                                          -------------------------------------
                                                       Registrant




 Date:  October 15, 1996




                                                     James C. Gale
                                          -------------------------------------
                                                       Signature


                                          James C. Gale
                                          Senior Vice President Finance and
                                          Chief Financial Officer



                                          (Mr. Gale is the Chief Financial
                                          Officer and has been duly
                                          authorized to sign on behalf of
                                          the Registrant)





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                      GENICOM CORPORATION AND SUBSIDIARIES

                         INDEX TO EXHIBITS TO FORM 8-K
                               SEPTEMBER 30, 1996

           EXHIBIT
           NUMBER                                    DESCRIPTION                                 PAGE
-----------------------------   ---------------------------------------------------------   ---------------
             2.1                 Asset Purchase Agreement dated July 22, 1996.                E-1 - E-44

             2.2                 Amendment to Assets Purchase Agreement dated as of           E-45 - E-50
                                 September 30, 1996.

             2.3                 Subordinated Promissory Note dated September 30,             E-51 - E-65
                                 1996

             2.4                 Subordinated Guaranty and Security Agreement dated           E-66 - E-87
                                 as of September 30, 1996

             2.5                 Pledge Agreement dated as of September 30, 1996             E-88 - E-105

            99.1                 Press release dated October 2, 1996, published by           E-106 - E-107
                                 the Registrant.





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